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                                                                    Exhibit 23.1

                          L.L. BRADFORD & COMPANY, LLC
                   Certified Public Accountants & Consultants
                           3441 South Eastern Avenue
                            Las Vegas, Nevada 89102
                                 (702) 735-5030


July 18, 2001


U.S. Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  eConnect - Form SB-2

Dear Sir/Madame:

     As independent certified public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form SB-2 of our report dated March 30, 2001 in eConnect's Form 10-KSB, and to all references to our firm included in this Registration Statement.

                                    Sincerely,


                                    /s/  L.L. Bradford & Company, LLC
                                    ----------------------------------
                                    L.L. Bradford & Company, LLC